FORWARD FUNDS

Supplement dated November 22, 2013

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Select Income Opportunity Fund, Summary Prospectus for Class A, Class C and Advisor Class Shares of the Forward Select Income Opportunity Fund, Forward Dynamic Income Fund and Forward Select Income Opportunity Fund Investor Class and Institutional Class Prospectus, Forward Dynamic Income Fund and Forward Select Income Opportunity Fund Class A, Class C and Advisor Class Prospectus, and the Forward Dynamic Income Fund and Forward Select Income Opportunity Fund Statement of Additional Information

each dated July 31, 2013, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

The following information applies to the Forward Select Income Opportunity Fund (the “Fund”) only:

Effective December 23, 2013, the name of the Fund will be changed to the “Forward Select Opportunity Fund.” Accordingly, effective December 23, 2013, all references in each of the prospectuses and the statement of additional information to “Forward Select Income Opportunity Fund” shall be replaced with “Forward Select Opportunity Fund.”

Additionally, effective December 23, 2013, the name of the Fund’s wholly-owned subsidiary will be changed to the “Forward Select Opportunity (Cayman) Fund Ltd.” Accordingly, effective December 23, 2013, all references in each of the prospectuses and the statement of additional information to “Forward Select Income Opportunity (Cayman) Fund Ltd.” shall be replaced with “Forward Select Opportunity (Cayman) Fund Ltd.”

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SIO NAME 11222013